UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07326

                    Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                     Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli ABC Fund

Annual Report — December 31, 2012

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall, and 4 stars for the three, five and ten year periods ended December 31, 2012 among 57, 57, 46, and 19 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 5.2% compared with the increase of 2.0% for the S&P Long-Only Merger Arbitrage Index. The performance of the 3 Month U.S. Treasury Bill Index was 0.09%. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

In 2012, global deal volume rose 2% to $2.6 trillion compared to 2011. The fourth quarter showed significant strength, with deal volume rising 53% sequentially. While certainly an improvement, merger and acquisition (“M&A”) activity is still lower than before the recession. Continuing sovereign debt issues in Europe, fiscal cliff concerns in the United States, and persistent unemployment contributed to nervousness amongst corporations to do deals. In addition, the presidential election in the United States added to overall uncertainty.

Geographically, cross border M&A totaled $944.1 billion during the year, up 6% from 2011. Companies sought to expand their operations overseas; Japan was particularly strong, with 679 outbound M&A deals totaling $85.9 billion. U.S. deal activity fell 4.6% to $935.0 billion, European activity rose over 10% to $785.1 billion, and Asia-Pacific activity fell 1.4% to $438.2 billion. Energy and power transactions represented the largest share of deals with $464 billion or 18% of worldwide volume in 2012. Deals in the energy and power, financials, and materials sectors comprised over 40% of all global deal volume. In particular, spinoffs and divestitures were popular (47% of all announced activity), as companies right sized their operations and focused on their most profitable lines of business.

Selected holdings that contributed positively to performance in 2012 were Amerigroup Corp., whose purchase by Wellpoint provided the Fund a 132% return on an annualized basis, and Schiff Nutrition International, whose takeover deal yielded 44.7% on an annualized basis. Some of our weaker performing stocks during the year were Newmont Mining Corp (0.4% of net assets as of December 31, 2012), TNT Express (0.3%), and Pep Boys (0.1%).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
February 22, 2013	President

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since Inception 5/14/93
	1 Year	5 Year	10 Year
AAA Shares (GABCX)	5.15%	2.87%	4.49%	6.41%
Advisor Shares (GADVX)	4.93	2.62	4.34	6.33
Standard & Poor’s (“S&P”) 500 Index	16.00	1.66	7.10	8.26	(b)
Lipper U.S. Treasury Money Market Fund Average	0.01	0.27	1.35	2.69	(b)
3 Month U.S. Treasury Bill Index	0.09	0.36	1.62	3.00
S&P Long-Only Merger Arbitrage Index.	1.97	2.61	N/A	N/A	(c)

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA and the Advisor Class Shares, are 0.62% and 0.87%, respectively. See page 13 for the expense ratios for the year ended December 31, 2012. The Fund does not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from April 1, 2002 through April 30, 2007. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)    S&P 500 Index and the Lipper U.S. Treasury Money Market Fund Average since inception performance are as of April 30, 1993.

(c)    S&P 500 Long-Only Merger Arbitrage Index inception date is December 31, 2003.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX, AND LIPPER U.S. TREASURY MONEY MARKET FUND AVERAGE

(Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli ABC Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2012 through December 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,029.40	0.58%	$2.96
Advisor Class	$1,000.00	$1,029.20	0.83%	$4.23
Hypothetical 5% Return
Class AAA	$1,000.00	$1,022.22	0.58%	$2.95
Advisor Class	$1,000.00	$1,020.96	0.83%	$4.22

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

The Gabelli ABC Fund

Long Positions
U.S. Government Obligations	64.5%
Food and Beverage	7.8%
Energy and Utilities	5.5%
Health Care	4.0%
Diversified Industrial	3.0%
Telecommunications	2.8%
Equipment and Supplies	2.5%
Metals and Mining	1.6%
Financial Services	1.5%
Cable and Satellite	1.2%
Business Services	1.1%
Computer Software and Services	1.0%
Consumer Products	0.9%
Broadcasting	0.8%
Retail	0.4%
Electronics	0.3%

Specialty Chemicals	0.3%
Consumer Services	0.3%
Entertainment	0.2%
Automotive	0.2%
Automotive: Parts and Accessories	0.2%
Hotels and Gaming	0.1%
Aerospace	0.1%
Wireless Communications	0.1%
Semiconductors	0.1%
Real Estate	0.0%
Other Assets and Liabilities (Net)	0.3%

Short Positions
Health Care	(0.5)%
Diversified Industrial	(0.2)%
Retail	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 35.3%
	Aerospace — 0.1%
44,000	Exelis Inc.	$563,201	$495,880
4,000	Kratos Defense & Security Solutions Inc.†	49,869	20,120

		613,070	516,000

	Automotive — 0.2%
110,000	Ford Motor Co.	1,288,549	1,424,500

	Automotive: Parts and Accessories — 0.2%
8,500	Cascade Corp.	551,179	546,550
10,000	Strattec Security Corp.	137,268	258,100
55,000	The Pep Boys - Manny, Moe & Jack	660,192	540,650

		1,348,639	1,345,300

	Broadcasting — 0.8%
80,000	Astral Media Inc., Cl. A	3,740,972	3,718,106
2,700	Astral Media Inc., Cl. B	141,844	130,562
9,000	Cogeco Inc.	175,303	305,640
10,000	Fisher Communications Inc.	143,186	269,900
787	Granite Broadcasting Corp.†(a)	9,454	4
14,000	LIN TV Corp., Cl. A†	17,294	105,420
6,000	Salem Communications Corp., Cl. A	12,311	32,760

		4,240,364	4,562,392

	Business Services — 1.1%
1,000	Aegis Group plc	3,686	3,814
2,500	Arbitron Inc.	116,971	116,700
11,000	Ascent Capital Group Inc., Cl. A†	270,150	681,340
24,000	Diebold Inc.	734,631	734,640
2,000	GrainCorp Ltd., Cl. A	25,462	25,650
250,000	Intermec Inc.†	2,464,750	2,465,000
170,000	TNT Express NV	2,096,793	1,891,631
10,000	United Rentals Inc.†	464,900	455,200

		6,177,343	6,373,975

	Cable and Satellite — 1.2%
5,000	AMC Networks Inc., Cl. A†	114,088	247,500
142,000	British Sky Broadcasting Group plc	1,560,922	1,769,262
35,000	Cablevision Systems Corp., Cl. A	487,132	522,900
7,001	DIRECTV†	109,830	351,170
3,300	Jupiter Telecommunications Co. Ltd.	4,466,054	4,110,002
3,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	29,490	11,761

		6,767,516	7,012,595

Shares		Cost	Market Value

	Computer Software and Services — 0.5%
8,000	eBay Inc.†	$242,167	$408,160
10,000	Eloqua Inc.†	234,988	235,900
3,000	Fidelity National Information Services Inc.	82,230	104,430
1,000	LBi International NV†	3,702	3,762
4,000	Mentor Graphics Corp.†	30,351	68,080
4,000	Micro Focus International plc	29,995	37,817
1,800	Peer 1 Network Enterprises Inc.†	6,959	6,931
10,000	Pervasive Software Inc.†	83,326	89,100
200	Retalix Ltd.†	5,937	5,952
555	Riverbed Technology Inc.†	10,741	10,941
110,000	Yahoo! Inc.†	2,074,347	2,189,000

		2,804,743	3,160,073

	Consumer Products — 0.9%
40,000	Avon Products Inc.	806,373	574,400
29,000	Harman International Industries Inc.	1,193,432	1,294,560
15,000	Heelys Inc.†	39,726	33,450
48,000	The Warnaco Group Inc.†	3,401,642	3,435,360

		5,441,173	5,337,770

	Consumer Services — 0.3%
3,000	Liberty Interactive Corp., Cl. A†	52,434	59,040
202	Liberty Ventures, Cl. A†	7,697	13,687
35,000	The ADT Corp.	878,343	1,627,150
2,000	Westway Group Inc.†	13,309	13,340

		951,783	1,713,217

	Diversified Industrial — 3.0%
80,000	Eaton Corp. plc	4,152,448	4,336,000
18,000	Fortune Brands Home & Security Inc.†	236,515	525,960
95,000	Handy & Harman Ltd.†	672,687	1,431,650
16,000	ITT Corp.	341,373	375,360
30,000	Katy Industries Inc.†	23,298	5,400
3,600	Kaydon Corp.	121,755	86,148
1,000	MOCON Inc.	13,496	14,390
40,000	Myers Industries Inc.	392,310	606,000
264,500	National Patent Development Corp.†	661,250	687,700
500	Spartech Corp.†	4,130	4,535
5,000	Talison Lithium Ltd.†	32,811	36,745
2,700	Texas Industries Inc.†	82,355	137,727
172,600	The Shaw Group Inc.†	7,230,695	8,044,886
70,000	Tyco International Ltd.	1,331,785	2,047,500

		15,296,908	18,340,001

	Electronics — 0.3%
500	Aleo Solar AG†	16,389	6,897
70,000	Alliance Semiconductor Corp.†	240,731	17,500
1,000	Cymer Inc.†	72,808	90,430
20,000	Emulex Corp.†	160,176	146,000

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
2,000	International Rectifier Corp.†	$25,798	$35,460
100,400	Laird plc	313,490	337,282
12,000	MoSys Inc.†	45,904	41,760
27,000	Pulse Electronics Corp.†	106,794	8,383
5,000	Texas Instruments Inc.	135,094	154,700
70,000	Zygo Corp.†	680,186	1,099,000

		1,797,370	1,937,412

	Energy and Utilities — 5.5%
3,600	Anadarko Petroleum Corp.	115,854	267,516
600	Apache Corp.	54,452	47,100
35,000	Atlas Energy LP	478,745	1,215,900
7,000	Atlas Resource Partners LP	81,100	157,290
3,000	Celtic Exploration Ltd.†	79,521	79,290
28,000	CH Energy Group Inc.	1,819,342	1,826,160
50,000	Dart Energy Ltd.†	43,038	8,308
320,000	Dragon Oil plc	1,990,999	2,885,037
30,000	Duke Energy Corp.	1,532,266	1,914,000
406	Dynegy Inc.†	109,130	7,767
36,000	Endesa SA	884,679	801,637
110,000	Energy Transfer Partners LP	5,208,665	4,722,300
1,500	EXCO Resources Inc.	29,395	10,155
3,200	Exxon Mobil Corp.	182,544	276,960
42,000	GDF Suez, Strips†	0	55
250,000	GenOn Energy Inc., Escrow†(a)	0	0
10,000	Great Plains Energy Inc.	137,405	203,100
11,592	Halcon Resources Corp.†	100,633	80,217
15,000	Heritage Oil plc†	76,788	46,199
7,000	Hess Corp.	395,743	370,720
148	Iberdrola SA	650	819
277,655	McMoRan Exploration Co.†	4,125,426	4,456,363
62,000	National Fuel Gas Co.	3,624,484	3,142,780
310,000	Nexen Inc.	8,037,691	8,351,400
26,000	NorthWestern Corp.	629,989	902,980
19,526	NRG Energy Inc.	560,299	448,912
4,000	Occidental Petroleum Corp.	317,214	306,440
1,000	Origin Energy Ltd.	15,738	12,067
12,000	Plains Exploration & Production Co.†	530,889	563,280
400	Walter Energy Inc.	24,901	14,352
95,000	WesternZagros Resources Ltd.†	350,101	104,102

		31,537,681	33,223,206

	Entertainment — 0.2%
2,000	Discovery Communications Inc., Cl. A†	34,253	126,960
2,000	Discovery Communications Inc., Cl. C†	36,926	117,000
22,000	Electronic Arts Inc.†	350,782	319,660
36,000	Take-Two Interactive Software Inc.†	316,025	396,360

Shares		Cost	Market Value
3,000	The Madison Square Garden Co., Cl. A†	$46,956	$133,050
18,000	Vivendi SA	410,443	402,719

		1,195,385	1,495,749

	Equipment and Supplies — 2.5%
500,000	Gerber Scientific Inc., Escrow†(a)	0	5,000
252,000	Robbins & Myers Inc.	15,045,517	14,981,400
8,000	The L.S. Starrett Co., Cl. A	87,850	77,600

		15,133,367	15,064,000

	Financial Services — 1.5%
126,000	AllianceBernstein Holding LP	2,788,075	2,196,180
1,500	Argo Group International Holdings Ltd.	39,700	50,385
17,000	Artio Global Investors Inc.	100,924	32,300
6,500	Citigroup Inc.	213,666	257,140
180,000	Delphi Financial Group Inc.†(a)	0	112,500
1,000	Duff & Phelps Corp., Cl. A	15,610	15,620
2,000	Epoch Holding Corp.	55,456	55,800
2,000	FirstCity Financial Corp.†	19,596	19,480
22,000	H&R Block Inc.	320,718	408,540
50,000	Hudson City Bancorp Inc.	413,199	406,500
60,000	KKR & Co. LP	349,003	913,800
2,200	Leucadia National Corp.	22,128	52,338
2,000	M&T Bank Corp.	168,239	196,940
300	MasterCard Inc., Cl. A	59,890	147,384
4,000	NYSE Euronext	118,913	126,160
11,000	Oritani Financial Corp.	113,087	168,520
7,000	PNC Financial Services Group Inc.	303,724	408,170
1,000	Provident New York Bancorp	9,076	9,310
30,000	SeaBright Holdings Inc.	331,466	332,100
100,000	SLM Corp.	1,421,284	1,713,000
9,000	Steel Excel Inc.†	238,313	224,550
49,000	The Charles Schwab Corp.	780,097	703,640
4,500	The Goldman Sachs Group Inc.	531,389	574,020
1,000	TNS Inc.†	20,875	20,730

		8,434,428	9,145,107

	Food and Beverage — 7.8%
1,000	Asia Pacific Breweries Ltd.	39,502	43,256
14,000	Beam Inc.	634,834	855,260
219,752	Caribou Coffee Co. Inc.†	3,522,484	3,557,785
55,000	DE Master Blenders 1753 NV†	661,765	632,979
600,000	Grupo Modelo SAB de CV, Cl. C	5,352,362	5,382,050
48,000	Hillshire Brands Co.	1,475,123	1,350,720
1,500	Ingredion Inc.	32,136	96,645
2,320,000	Parmalat SpA	8,646,465	5,389,651
5,500	Pernod-Ricard SA	425,711	634,794
25,000	Post Holdings Inc.†	652,791	856,250
281,000	Ralcorp Holdings Inc.†	24,414,468	25,191,650

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
12,201	Remy Cointreau SA	$580,470	$1,332,350
162,400	Rieber & Son ASA	1,802,823	1,899,330

		48,240,934	47,222,720

	Health Care — 3.9%
2,000	3SBio Inc., ADR†	27,008	27,280
500	Actelion Ltd.	25,874	23,796
468	Allergan Inc.	27,202	42,930
2,000	Amil Participacoes SA	28,663	30,134
4,000	ArthroCare Corp.†	51,808	138,360
600	Biogen Idec Inc.†	28,782	88,002
500	BioMimetic Therapeutics Inc.†	3,436	3,620
1,000	Bio-Rad Laboratories Inc., Cl. A†	99,940	105,050
160,000	Coventry Health Care Inc.	6,702,316	7,172,800
5,243	Grifols SA, ADR†	70,356	135,942
6,500	Illumina Inc.†	300,721	361,335
30,000	Indevus Pharmaceuticals Inc., Escrow†(a)	0	33,000
1,000	Lexicon Pharmaceuticals Inc.†	1,640	2,220
500	Mead Johnson Nutrition Co.	12,000	32,945
1,000	Merck & Co. Inc.	31,789	40,940
135,000	Myrexis Inc.†	374,639	382,050
20,000	Pronova BioPharma ASA	44,060	44,442
236,752	PSS World Medical Inc.†	6,829,422	6,837,398
770,000	Q-Med AB, Escrow†(a)	0	0
4,000	Rhoen Klinikum AG	90,972	80,861
60,000	Smith & Nephew plc	655,156	662,291
300,011	Sunrise Senior Living Inc.†	4,290,363	4,314,158
1,000	Taro Pharmaceuticals Industries Ltd.†	39,430	48,480
1,000	UCB SA†	25,081	58,058
180,000	WuXi PharmaTech Cayman Inc., ADR†	3,477,525	2,835,000
500	YM Biosciences Inc.†	1,460	1,435
1,000	Young Innovations Inc.	39,696	39,410

		23,279,339	23,541,937

	Hotels and Gaming — 0.1%
500	Ameristar Casinos Inc.	12,907	13,120
5,000	Churchill Downs Inc.	206,051	332,250
7,000	Orient-Express Hotels Ltd., Cl. A†	77,900	81,830
11,317	Ryman Hospitality Properties Inc.	418,476	435,252

		715,334	862,452

	Metals and Mining — 1.6%
20,000	Alcoa Inc.	183,469	173,600
2,200	Allegheny Technologies Inc.	156,046	66,792
20,000	Camino Minerals Corp.†	3,744	1,810
8,000	Commercial Metals Co.	112,417	118,880
30,000	Freeport-McMoRan Copper & Gold Inc.	1,000,641	1,026,000

Shares		Cost	Market Value
10,000	Gold Fields Ltd., ADR	$127,423	$124,900
500	Inmet Mining Corp.	37,005	37,202
50,000	Newmont Mining Corp.	2,578,640	2,322,000
5,000	NovaGold Resources Inc.†	10,960	22,550
7,592	Pan American Silver Corp.	171,451	142,273
12,000	Pilot Gold Inc.†	36,703	25,696
100	Royal Oak Ventures Inc.†(a)	0	0
300,000	Titanium Metals Corp.†	4,948,500	4,953,000
11,000	Vulcan Materials Co.	428,239	572,550
1	Yamana Gold Inc.	8	9

		9,795,246	9,587,262

	Real Estate — 0.0%
500	American Tower Corp.	7,707	38,635
500	ECO Business-Immobilien AG†	3,961	3,300

		11,668	41,935

	Retail — 0.4%
1,000	Aaron’s Inc.†	26,240	28,280
6,000	Casey’s General Stores Inc.	236,549	318,600
32,000	Denny’s Corp.†	107,320	156,160
30,000	Macy’s Inc.	571,786	1,170,600
4,000	Pier 1 Imports Inc.	27,590	80,000
1,000	Saks Inc.†	1,720	10,510
32,000	Teavana Holdings Inc.†	493,604	496,000

		1,464,809	2,260,150

	Semiconductors — 0.1%
8,000	Lam Research Corp.†	288,550	289,040
2,500	LTX-Credence Corp.†	18,894	16,400
10,000	PLX Technology Inc.†	66,137	36,300

		373,581	341,740

	Specialty Chemicals — 0.3%
8,000	International Flavors & Fragrances Inc.	391,399	532,320
13,000	Monsanto Co.	634,819	1,230,450
500	SGL Carbon SE	22,731	19,832

		1,048,949	1,782,602

	Telecommunications — 2.7%
300,000	Asia Satellite Telecommunications Holdings Ltd.	683,347	957,959
19,000	BCE Inc.	520,971	815,860
40,000	Corning Inc.	499,115	504,800
78,000	Portugal Telecom SGPS SA	833,734	385,985
3,000	Telegroup Inc.†(a)	31	0
250,800	Telenet Group Holding NV	11,379,658	11,801,769
4,609	Telephone & Data Systems Inc.	122,724	102,043
6,000	Verizon Communications Inc.	193,532	259,620
47,000	Xylem Inc.	1,394,321	1,273,700

		15,627,433	16,101,736

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Wireless Communications — 0.1%
11,000	Clearwire Corp., Cl. A†	$31,625	$31,790
14,000	Metricom Inc.†	1,680	10
10,000	MetroPCS Communications Inc.†	102,914	99,400
10,000	NII Holdings Inc.†	83,126	71,300
8,100	United States Cellular Corp.†	308,699	285,444
50,000	Winstar Communications Inc.†(a)	2,125	50

		530,169	487,994

	TOTAL COMMON STOCKS	204,115,781	212,881,825

	PREFERRED STOCKS — 0.1%
	Communications Equipment — 0.0%
	RSL Communications Ltd.
2,000	7.500% Pfd.†(a)	185	0
1,000	7.500% Pfd., Ser.A†(a)(b)(c)	92	0

		277	0

	Home Furnishings — 0.0%
8,000	O’Sullivan Industries Holdings Inc., 12.000% Pfd†(a)	4,750	0

	Telecommunications — 0.1%
6,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	144,109	261,300

	TOTAL PREFERRED STOCKS	149,136	261,300

	RIGHTS — 0.1%
	Health Care — 0.1%
110,600	Adolor Corp., expire 07/01/19†(a)	0	57,512
135,000	American Medical Alert Corp.†(a)	0	1,350
10,000	Clinical Data Inc., CVR, expire 04/14/18†(a)	0	9,500
370,000	Sanofi, CVR, expire 12/31/20†	638,550	630,850

	TOTAL RIGHTS	638,550	699,212

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	14,912	9

	Energy and Utilities — 0.0%
32,000	Kinder Morgan Inc., expire 05/25/17†	61,383	120,960

	TOTAL WARRANTS	76,295	120,969

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 0.5%
	Aerospace — 0.0%
$100,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	$75,260	$123,250

	Computer Software and Services — 0.5%
2,800,000	SanDisk Corp., Cv., 1.000%, 05/15/13	2,690,780	2,779,000

	Diversified Industrial — 0.0%
200,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	200,000	242,625

	TOTAL CONVERTIBLE CORPORATE BONDS	2,966,040	3,144,875

	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
100,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/12†(a)	2,250	2,250

	Energy and Utilities — 0.0%
800,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	674,861	230,000

	Retail — 0.0%
500,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11†(a)	402,273	625

	TOTAL CORPORATE BONDS	1,079,384	232,875

	U.S. GOVERNMENT OBLIGATIONS — 64.5%
389,095,000	U.S. Treasury Bills, 0.070% to 0.200%††, 01/03/13 to 06/27/13(d)	388,951,467	388,972,270

	TOTAL INVESTMENTS — 100.5%	$597,976,653	606,313,326

		Settlement Date	Unrealized Appreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
15,000,000(e)	Deliver Canadian Dollars in exchange for United States Dollars 15,071,666(f)	01/25/13	681
7,741,000(g)	Deliver Euros in exchange for United States Dollars 10,220,043(f)	01/25/13	18,205

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$18,886

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2012

			Market Value
	SECURITIES SOLD SHORT — (0.8)%
	(Proceeds received $4,827,335)		$(4,879,429)

	Other Assets and Liabilities (Net) — 0.3%		2,125,732

	NET ASSETS — 100.0%		$603,578,515

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (0.8)%
	Diversified Industrial — (0.2)%
22,236	Chicago Bridge & Iron Co. NV	$1,011,779	$1,030,639

	Health Care — (0.5)%
62,160	Aetna Inc.	2,859,670	2,878,008

	Retail — (0.1)%
8,745	PVH Corp.	955,886	970,782

	TOTAL SECURITIES SOLD SHORT	$4,827,335	$4,879,429

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $221,791 or 0.04% of net assets.

(b)	Illiquid security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of the Rule 144A security amounted to $0 or 0.00% of net assets.

(d)	At December 31, 2012, $30,500,000 of the principal amount was pledged as collateral for securities sold short and forward foreign exchange contracts.
(e)	Principal amount denoted in Canadian Dollars.
(f)	At December 31, 2012, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(g)	Principal amount denoted in Euros.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $597,976,653)	$606,313,326
Foreign currency, at value (cost $11,091,807)	11,004,271
Cash	2,387,723
Deposit at brokers	18,838
Receivable for investments sold	5,862,681
Receivable for Fund shares sold	1,445,418
Dividends and interest receivable	168,777
Unrealized appreciation on forward foreign exchange contracts	18,886
Prepaid expenses	36,479

Total Assets	627,256,399

Liabilities:
Securities sold short, at value (proceeds $4,827,335)	4,879,429
Payable for Fund shares redeemed	14,103,267
Payable for investments purchased	4,262,183
Payable for investment advisory fees	237,377
Payable for distribution fees	66,462
Payable for accounting fees	3,750
Other accrued expenses	125,416

Total Liabilities	23,677,884

Net Assets
(applicable to 60,833,305 shares outstanding)	$603,578,515

Net Assets Consist of:
Paid-in capital	$596,427,544
Accumulated net investment income	457,472
Distributions in excess of net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	(1,520,242)
Net unrealized appreciation on investments	8,336,673
Net unrealized depreciation on securities sold short	(52,094)
Net unrealized depreciation on foreign currency translations	(70,838)

Net Assets	$603,578,515

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($299,110,628 ÷ 30,035,373 shares outstanding)	$9.96

Advisor Class:
Net Asset Value, offering, and redemption price per share ($304,467,887 ÷ 30,797,932 shares outstanding)	$9.89

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $156,388)	$4,076,070
Interest	750,091

Total Investment Income	4,826,161

Expenses:
Investment advisory fees	2,691,429
Distribution fees - Advisor Class	759,488
Shareholder communications expenses	107,761
Custodian fees	105,712
Directors’ fees	92,331
Registration expenses	67,471
Accounting fees	45,000
Shareholder services fees	44,400
Legal and audit fees	43,991
Service fees for securities sold short (See Note 2)	4,248
Interest expense	120
Miscellaneous expenses	44,334

Total Expenses	4,006,285

Less:
Custodian fee credits.	(1,899)

Net Expenses	4,004,386

Net Investment Income	821,775

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	17,737,508
Net realized loss on securities sold short	(156,805)
Net realized loss on swap contracts	(501,600)
Net realized loss on foreign currency transactions	(541,830)

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	16,537,273

Net change in unrealized appreciation/depreciation:
on investments	8,841,830
on securities sold short	(52,094)
on swap contracts	427
on foreign currency translations	(174,682)

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	8,615,481

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	25,152,754

Net Increase in Net Assets Resulting from Operations	$25,974,529

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment income/(loss)	$821,775	$(271,171)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	16,537,273	16,049,241
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations.	8,615,481	(8,543,209)

Net Increase in Net Assets Resulting from Operations.	25,974,529	7,234,861

Distributions to Shareholders:
Net investment income
Class AAA.	(821,455)	(1,608,389)
Advisor Class	(356,677)	(1,267,068)

	(1,178,132)	(2,875,457)

Net realized gain
Class AAA.	(6,019,469)	(4,025,834)
Advisor Class	(8,178,968)	(5,132,991)

	(14,198,437)	(9,158,825)

Total Distributions to Shareholders	(15,376,569)	(12,034,282)

Capital Share Transactions:
Class AAA.	46,434,443	73,365,288
Advisor Class	54,427,282	(23,437,293)

Net Increase in Net Assets from Capital Share Transactions	100,861,725	49,927,995

Redemption Fees	26,949	22,381

Net Increase in Net Assets	111,486,634	45,150,955
Net Assets:
Beginning of period	492,091,881	446,940,926

End of period (including undistributed net investment income of $457,472 and $126,129, respectively)	$603,578,515	$492,091,881

See accompanying notes to financial statements.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital (b)	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses††	Portfolio Turnover Rate
Class AAA
2012	$9.76	$ 0.02		$ 0.49	$ 0.51	$(0.04)	$(0.27)	—	$(0.31)	$0.00	$9.96	5.2%	$299,111	0.17%	0.60%	256%
2011	9.86	(0.01)		0.20	0.19	(0.08)	(0.21)	—	(0.29)	0.00	9.76	1.9	247,060	(0.06)	0.62	276
2010	9.69	(0.01)		0.41	0.40	—	(0.23)	—	(0.23)	0.00	9.86	4.1	176,169	(0.07)	0.64	363
2009	9.28	(0.01)		0.57	0.56	—	(0.15)	$(0.00)	(0.15)	0.00	9.69	6.0	244,255	(0.06)	0.66	472
2008	9.80	0.11		(0.37)	(0.26)	(0.09)	(0.17)	—	(0.26)	0.00	9.28	(2.6)	129,687	1.11	0.64	472
Advisor Class
2012	$9.69	$ 0.01		$ 0.47	$ 0.48	$(0.01)	$(0.27)	—	$(0.28)	$0.00	$9.89	4.9%	$304,468	0.14%	0.85%	256%
2011	9.79	(0.00	)(b)	0.16	0.16	(0.05)	(0.21)	—	(0.26)	0.00	9.69	1.6	245,032	(0.05)	0.87	276
2010	9.65	(0.03)		0.40	0.37	—	(0.23)	—	(0.23)	0.00	9.79	3.8	270,772	(0.31)	0.89	363
2009	9.26	(0.03)		0.57	0.54	—	(0.15)	$(0.00)	(0.15)	0.00	9.65	5.8	170,835	(0.32)	0.91	472
2008	9.79	0.09		(0.37)	(0.28)	(0.08)	(0.17)	—	(0.25)	0.00	9.26	(2.8)	49,478	0.92	0.89	472

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.
††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the year ended December 31, 2008 would have been 0.63% and 0.88%, respectively, for Class AAA and the Advisor Class. For the years ended December 31, 2012, 2011, 2010 and 2009, the effect of Custodian Fee Credits was minimal.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc. (the “Corporation”), was incorporated on October 30, 1992 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$4,562,388	—	$4	$4,562,392
Energy and Utilities	33,223,206	—	0	33,223,206
Equipment and Supplies	15,059,000	—	5,000	15,064,000
Financial Services	9,032,607	—	112,500	9,145,107
Health Care	23,508,937	—	33,000	23,541,937
Metals and Mining	9,587,262	—	0	9,587,262
Telecommunications	16,101,736	—	0	16,101,736
Wireless Communications	487,934	—	60	487,994
Other Industries (a)	101,168,191	—	—	101,168,191
Total Common Stocks	212,731,261	—	150,564	212,881,825
Preferred Stocks:
Communications Equipment	—	—	0	0
Home Furnishings	—	—	0	0
Telecommunications	261,300	—	—	261,300
Total Preferred Stocks	261,300	—	0	261,300
Rights:
Health Care	630,850	—	68,362	699,212
Warrants (a)	120,969	—	—	120,969
Convertible Corporate Bonds (a)	—	$3,144,875	—	3,144,875
Corporate Bonds (a)	—	232,875	—	232,875
U.S. Government Obligations	—	388,972,270	—	388,972,270
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$213,744,380	$392,350,020	$218,926	$606,313,326
LIABILITIES (Market Value):
Securities Sold Short	$(4,879,429)	—	—	$(4,879,429)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(4,879,429)	—	—	$(4,879,429)

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
FOREIGN CURRENCY EXCHANGE
CONTRACTS
Forward Foreign Exchange Contracts	—	$18,886	—	$18,886

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

    Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities,

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund’s volume of activity in equity contract for difference swap agreements held until 07/11/12 had an average monthly notional amount of approximately $8,598,983, while outstanding.

For the year ended December 31, 2012, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency: Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2012 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the year ended December 31, 2012 had an average monthly notional amount of approximately $28,392,669.

As of December 31, 2012, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the year ended December 31, 2012, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized loss on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at December 31, 2012 are reflected within the Schedule of Investments. For the year ended December 31, 2012, the Fund incurred $4,248 in the service fees related to its investment positions sold short held by the broker. The amount is included in the Statement of Operations – Expenses: Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gain and loss, reclassification of gains on swaps, reclass of short-term capital gain to ordinary income, recharacterization of distributions, and the utilization of the tax accounting practice known as equalization. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease distributions in excess of net income by $687,700 and increase accumulated distributions in excess of net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions by $2,462,133, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012*	Year Ended December 31, 2011
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$14,385,889	$10,928,174
Net long-term capital gains	2,668,515	1,106,108

Total distributions paid	$17,054,404	$12,034,282

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$7,169,857
Other temporary differences*	(18,886)

Total	$7,150,971

*	Other temporary differences are due to current year mark to market adjustments on foreign currency transactions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the temporary differences between book basis and tax basis net unrealized appreciation/depreciation on investments and securities sold short was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2012:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$599,020,539	$18,737,625	$(11,444,838)	$7,292,787
Securities sold short .	(4,827,335)	—	(52,094)	(52,094)

		$18,737,625	$(11,496,932)	$7,240,693

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $679,860,714 and $791,400,257, respectively.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $176,880 to Gabelli & Company, Inc., an affiliate of the Fund.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As of December 31, 2012, the Fund’s Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2012, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2012 and the year ended December 31, 2011 amounted to $26,949 and $22,381, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	14,888,059	$148,314,480	15,198,919	$151,363,610
Shares issued upon reinvestment of distributions	681,187	6,771,001	574,648	5,591,340
Shares redeemed	(10,845,725)	(108,651,038)	(8,331,121)	(83,589,662)

Net increase	4,723,521	$46,434,443	7,442,446	$73,365,288

Advisor Class
Shares sold	18,356,005	$181,946,104	20,808,154	$207,003,533
Shares issued upon reinvestment of distributions	588,477	5,808,272	453,459	4,380,417
Shares redeemed	(13,427,661)	(133,327,094)	(23,652,112)	(234,821,243)

Net increase/(decrease)	5,516,821	$54,427,282	(2,390,499)	$(23,437,293)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Investor Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the “Fund”), the sole series of Gabelli Investor Funds, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, the sole series of Gabelli Investor Funds, Inc., at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2013

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1993	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[5] :
Anthony J. Colavita Director Age: 77	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Director Age: 69	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)
Mary E. Hauck Director Age: 70	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—
Kuni Nakamura Director Age: 44	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Werner J. Roeder, MD Director Age: 72	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.262 and $0.238 per share for Class AAA and Advisor Class, respectively, and long-term capital gains totaling $2,668,515, or the maximum allowable. The distribution of long-term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2012, 15.73% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 24.93% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2012 which was derived from U.S. Treasury securities was 0.32%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 64.45%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)

Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)

Portfolio Managers: Charles L. Minter Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing.

Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio

Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar RatingTM

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall, and 4 stars for the three, five and ten year periods ended December 31, 2012 among 57, 57, 46, and 19 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB408Q412AR

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,700 for 2011 and $23,400 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2011 and $3,300 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $49,500 for 2011 and $29,100 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Gabelli Investor Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2013

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/8/2013

* Print the name and title of each signing officer under his or her signature.